AQR FUNDS

Supplement dated December 1, 2021 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares Summary Prospectus,

dated May 1, 2021, as amended (the “Summary Prospectus”),

of the AQR Managed Futures Strategy HV Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2022, the section of the Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 16, 2013	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	July 16, 2013	Founding Principal of the Adviser
Yao Hua Ooi	July 16, 2013	Principal of the Adviser
Ashwin Thapar	January 1, 2022	Principal of the Adviser
Brendan Hoffman, Ph.D.	January 1, 2022	Managing Director of the Adviser
Erik Stamelos	January 1, 2022	Managing Director of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE